National Penn Bancshares, Inc.

3rd Quarter 2013

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns on assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Q3 2013 Highlights

- Quarterly net income of $0.17 per diluted share
- Strong ROAA* of 1.17% QTD and YTD
- Stable quarterly net interest margin of 3.49%
- Strong asset quality and operating expense management continue
- Fourth quarter cash dividend of $0.10 per common share declared

*YTD reflects adjusted ROAA. Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Consistent Earnings and Strong ROAA Trend



$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.17
$0.16
$0.17
$0.17
1.23%
1.19%
1.14%
1.21%
1.17%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Adjusted Earnings Per Share*
Adjusted ROAA*

*Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Stable Net Interest Income and Margin



($millions)
Quarterly Trend
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$63.6 $63.4 $61.6 $63.3 $63.1
3.50% 3.46% 3.49% 3.53% 3.49%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Net Interest Income
Net Interest Margin (FTE)



($millions)
YTD 2012 vs YTD 2013
$225.0
$180.0
$135.0
$90.0
$45.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$190.6
$188.0
3.51%
3.51%
YTD 2012
YTD 2013
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Disciplined Loan Growth



($millions)
Commercial Loans
$3,750
$3,500
$3,250
$3,000
$3,523
$3,591
$3,607
2% Growth in Commercial Loans
Q3 2012
Q2 2013
Q3 2013



($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,734
$1,670
$1,676
3% Decline in Consumer Loans
$712
$660
$655
Q3 2012
Q2 2013
Q3 2013
Total Consumer Loans
Mortgages



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,257
$5,261
$5,283
$296
$234
$219
Q3 2012
Q2 2013
Q3 2013
Total Loans
Classified Loans

NATIONAL PENN

Q3 2013 Management of Funding Sources

Funding Shift Q3 2013		
Short Term FHLB Borrowings	⬇	$(300MM)
Total Deposits	⬆	$413MM

- *Reduction in short term FHLB borrowings primarily funded by growth in municipal demand deposits at more favorable rates.*

Sustained Strong Asset Quality



Classified Loans
($millions)
$350
$300
$250
$200
$150
$100
$296
$261
$243
$234
$219
26% Decline in Classified Loans
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013



Net Loan Charge-Offs &
Provision for Loan Losses
($millions)
$7.5
$5.0
$2.5
$0.0
$5.1
$2.0
$4.6
$2.0
$5.3
$1.5
$4.1
$1.5
$5.0
$1.25
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
184%
87%
Q3 2013
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.04%
1.69%
Q3 2013
Peer Mean*

* Peer mean as of 6/30/13. Refer to appendix for listing of peers.

NATIONAL PENN

Diversification and Contribution of Non-Interest Income to Earnings Strength

Q3 2013 Core Non-Interest Income* Components



Mortgage banking income, 7%
Banking - deposits, 35%
Other core non-interest income*, 30%
Wealth Management 28%
71% Assets Under Management
29% Transactional

Q2 2013 Core Non-Interest Income* Components



Mortgage banking income, 9%
Banking - deposits, 34%
Other core non-interest income*, 29%
Wealth Management 28%
68% Assets Under Management
32% Transactional

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Culture of Operating Expense* Management



($millions)
Quarterly Trend
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$52.4 $52.3 $53.3 $52.3 $52.4 $53.2 $53.6
57.47% 58.42% 56.26% 56.40% 58.61% 57.43% 58.16%
70%
65%
60%
55%
50%
45%
40%
35%
30%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
FDIC insurance
Efficiency Ratio*



YTD 2012 vs. YTD 2013
($millions)
$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
$158.0
$159.2
57.36%
58.06%
70%
65%
60%
55%
50%
45%
40%
35%
30%
YTD 2012
YTD 2013
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
FDIC insurance
Efficiency Ratio*

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Strength of Capital Ratios and "Excess" Capital Position Reflect Opportunity


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.77%
14.25%
10.55%
16.89%
14.38%
10.61%
Q2 2013
Q3 2013
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio


($millions)
"Excess" Capital
$500
$450
$400
$350
$300
$250
$200
$150
$100
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at June 30, 2013 in Excess of "Well Capitalized" + 250bp
Capital at September 30, 2013 in Excess of "Well Capitalized" + 250bp


Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
14.38%
10.86%
Q3 2013
Peer Mean*

NPBC capital ratios and capital levels are not expected to be materially impacted by Basel III rules.

* Peer mean as of 6/30/13. Refer to appendix for listing of peers.

NATIONAL PENN

Building Long-Term Shareholder Value

Continued focus on…

- Consistent high-level performance
- Managing the net interest margin
- Disciplined organic loan growth
- Maintaining superior asset quality
- Prudently managing capital
- Positioned to participate in industry consolidation

Forbes | 2013
BEST BANKS
IN AMERICA

NATIONAL PENN

APPENDIX

NPBC Peer Group*

Peer	Ticker	Assets as of 6/30/13 ($billions)
Bancorp South, Inc.	BXS	$13.2
F.N.B Corporation	FNB	12.6
First Midwest Bancorp, Inc	FMBI	8.3
First Niagara Financial Group, Inc.	FNFG	37.1
FirstMerit Corporation	FMER	23.5
Fulton Financial Corporation	FULT	17.0
MB Financial, Inc.	MBFI	9.4
Old National Bancorp	ONB	9.6
Susquehanna Bancshares, Inc.	SUSQ	18.1
Trustmark Corporation	TRMK	11.9
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	17.6

*Note: Consistent peer group since 2009 (as disclosed in 2009 Proxy Statement). Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	YTD 9/30/13
Net income (loss)	$ 0.17	$ 0.17	$ (0.12)	$ 0.17	$ 0.17	$ 0.22
After-tax adjustments:						
Unrealized FV (gain) on subordinated debentures*	-	-	(0.01)	-	-	(0.01)
Loss on debt extinguishment**	-	-	0.29	-	-	0.29
Adjusted net income	$ 0.17	$ 0.17	$ 0.16	$ 0.17	$ 0.17	$ 0.50

($millions)

Adjusted Return on Average Assets	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	YTD 9/30/13
Net income (loss)	$ 26.0	$ 25.1	$ (17.4)	$ 25.0	$ 24.6	$ 32.2
After-tax adjustments:						
Unrealized FV (gain) loss on subordinated debentures*	(0.1)	0.2	(1.4)	-	-	(1.4)
Loss on debt extinguishment**	-	-	42.2	-	-	42.2
Adjusted net income	$ 26.0	$ 25.3	$ 23.4	$ 25.0	$ 24.6	$ 73.0
Average Assets	$8,386.3	$8,440.6	$ 8,298.8	$ 8,326.5	$8,310.6	$ 8,312.0
Adjusted ROAA	1.23%	1.19%	1.14%	1.21%	1.17%	1.17%

*TruPS redemption – Q1 2013.
**FHLB repayment – Q1 2013.

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($000s)

Operating expense and efficiency ratio	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	YTD 9/30/12	YTD 9/30/13
Non-interest expense	$ 52,440	$ 52,269	$ 53,339	$ 52,262	$117,322	$ 53,153	$ 53,603	$ 158,048	$ 224,078
Less:									
Loss on debt extinguishment**	-	-	-	-	64,888	-	-	-	64,888
Operating expenses	$ 52,440	$ 52,269	$ 53,339	$ 52,262	$ 52,434	$ 53,153	$ 53,603	$ 158,048	$ 159,190
Net interest income (taxable equivalent)	$ 68,645	$ 67,929	$ 68,139	$ 67,909	$ 66,015	$ 67,610	$ 67,371	$ 204,713	$ 200,996
Non-interest income	24,241	20,456	26,765	24,506	25,577	24,968	24,808	71,462	75,353
Less:									
Net gains (losses) on FV changes of subordinated debentures*	1,645	(810)	101	(253)	2,111	-	-	936	2,111
Net (losses) gains on investment securities	-	(277)	-	4	25	22	7	(277)	54
Adjusted revenue	$ 91,241	$ 89,472	$ 94,803	$ 92,664	$ 89,456	$ 92,556	$ 92,172	$ 275,516	$ 274,184
Efficiency Ratio	57.47%	58.42%	56.26%	56.40%	58.61%	57.43%	58.16%	57.36%	58.06%

($000s)

Non-interest income	Q2 2013	Q3 2013
Banking - deposits	$8,564	$8,754
Banking - mortgages	2,122	1,621
Banking - other	3,948	4,472
Wealth	6,986	6,883
Insurance	3,326	3,071
Subtotal - core non-interest income	24,946	24,801
Net gain (loss) on investments	22	7
Total non-interest income	$ 24,968	$ 24,808

*TruPS redemption – Q1 2013.

**FHLB repayment – Q1 2013.

NATIONAL PENN